Day Hagan Tactical Allocation Fund of ETFs

Class A: DHAAX Class C: DHACX Class I: DHAIX

(the “Fund”)

October 11, 2016

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2015.

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Effective December 10, 2016, the following 80% policy to invest in ETFs is no longer be a policy of the Fund:

“The Fund invests, under normal circumstances, at least 80% of its net assets measured at the time of purchase plus the amount of any borrowings for investment purposes, in ETFs”.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.